UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 7, 2001

2DOTRADE, Inc.

(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-32303

Delaware	88-0469180

(State of incorporation)	(IRS Employer ID Number)

207-1548 Johnson Road, White Rock, British Columbia V4B 3Z6 Canada

(Address of principal executive offices) (Zip Code)

(604) 542-5402

(Registrant’s telephone number)

Item 7 — Financial Statements

In a Form 8-K filed on or about July 2, 2001, the Registrant filed the financial statements of 2DoTrade (a Nevada corporation) as of December 31, 2000 and for the period from November 3, 2000 (date of inception) through December 31, 2000.

In conjunction with the June 16, 2001 Agreement and Plan of Share Exhange whereby the Registrant exchanged 16,000,000 shares of its unregistered, restricted common stock to acquire 100.0% of the issued and outstanding common stock of 2DoTrade (a Nevada corporation), the Board of Directors, in August 2001, authorized the change of the year-end of 2DoTrade (a Nevada corporation) from December 31 to March 31 so that the year-ends of both 2DoTrade and the Registrant would be the same.

The restated financial statements of 2DoTrade (a Nevada corporation) and the required proforma financial statements showing the effect of the June 16, 2001 acquisition transaction as if it had occurred as of the end of the previous fiscal year are presented herein, beginning on Page F-1.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

2DOTRADE, Inc.

August 24 , 2001	/s/ Russell Taylor

Russell Taylor Chief Executive Officer, Director and Chief Accounting Officer

2

2DOTRADE
(a development stage company)

(S.W. HATFIELD, CPA LETTERHEAD)

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders

2DoTrade

We have audited the accompanying balance sheet of 2DoTrade (a Nevada corporation and a development stage company) as of March 31, 2001 and the related statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the period from November 3, 2000 (date of inception) through March 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 2DoTrade (a development stage company) as of March 31, 2001 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from November 3, 2000 (date of inception) through March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company’s ability to continue as a going concern and are discussed in Note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties.

S. W. HATFIELD, CPA

Dallas, Texas
August 23, 2001

2DOTRADE
(a development stage company)
BALANCE SHEET
March 31, 2001

March 31,
2001

ASSETS

Current assets

Cash on hand and in bank	$1

Total current assets	1

TOTAL ASSETS	$1

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities

Accounts payable — trade	$—

Total liabilities	—

Commitments and contingencies

Stockholders’ equity

Common stock — $0.001 par value 16,000,000 shares authorized 16,000,000 shares issued and outstanding	16,000

Contributed capital	1,049

Deficit accumulated during the development stage	(17,048)

Total stockholders’ equity	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1

The accompanying notes are an integral part of these financial statements.

2DOTRADE
(a development stage company)
STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
Period from November 3, 2000 (date of inception) through March 31, 2001

Period from
November 3, 2000
(date of inception)
through
March 31, 2001

Net revenues	$—

Operating expenses

General and administrative expenses	48

Professional and consulting fees	1,000

Organizational expenses	16,000

Total operating expenses	17,048

Loss from operations before income taxes	(17,048)

Income tax benefit (expense)	—

Net Loss	(17,048)

Other comprehensive income	—

Comprehensive Income (Loss)	$(17,048)

Loss per weighted-average share of common stock outstanding computed on Net Loss - basic and fully diluted	nil

Weighted-average number of common shares outstanding	16,000,000

The accompanying notes are an integral part of these financial statements.

2DOTRADE
(a development stage company)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
Period from November 3, 2000 (date of inception) through March 31, 2001

				Deficit
				accumulated
	Common Stock			during the
			Contributed	development
	Shares	Amount	capital	stage	Total

Issuance of $0.001 par value common stock to founders on November 3, 2000	16,000,000	$16,000	$—	$—	$16,000

Capital contributed to support operations	—	—	1,049	—	1,049

Net loss for the period	—	—	—	(17,048)	(17,048)

Balances at March 31, 2001	16,000,000	$16,000	$1,049	$(17,048)	$1

The accompanying notes are an integral part of these financial statements.

2DOTRADE
(a development stage company)
STATEMENT OF CASH FLOWS
Period from November 3, 2000 (date of inception) through March 31, 2001

Period from
November 3, 2000
(date of inception)
through
March 31, 2001

Cash flows from operating activities

Net loss for the period	$(17,048)

Adjustments to reconcile net loss to net cash provided by operating activities Consulting and management services paid with common stock	16,000

Net cash provided by (used in) operating activities	(1,048)

Cash flows from investing activities	—

Cash flows from financing activities

Cash contributed as capital to support operations	1,049

Net cash provided by (used in) financing activities	1,049

Increase (Decrease) in Cash	1

Cash at beginning of period	—

Cash at end of period	$1

Supplemental disclosure of interest and income taxes paid

Interest paid for the period	$—

Income taxes paid for the period	$—

The accompanying notes are an integral part of these financial statements.

2DOTRADE
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

NOTE A — ORGANIZATION AND DESCRIPTION OF BUSINESS

2DoTrade (Company) was incorporated on November 3, 2000 under the laws of the State of Nevada. The Company was formed for the purpose of developing a business-to-business (B2B) network platform for the African continent by providing real-time information, reliable business support services and effective communication tools to actively promote business within Africa and strengthen the position of Africa within the global marketplace.

On June 16, 2001, the Company executed an Agreement and Plan of Share Exchange with 2DOTRADE, Inc. (formerly Moranzo, Inc.) (a publicly-owned Delaware corporation) (Trade-DE) whereby exchanged 16,000,000 shares of restricted, unregistered common stock for 100.0% of the issued and outstanding common stock of the Company thereby making the Company a wholly-owned subsidiary of Trade-DE.

The Company initially selected a year-end of December 31. As a result of the June 16, 2001 transaction with Trade-DE, the Company’s Board of Directors, in August 2001, approved the change of the Company’s year-end to March 31 in order to match that of Trade-DE. The accompanying financial statements reflect the effect of this Board action.

The Company’s business plan has not been fully implemented as of August 23, 2001 and, accordingly, has not fully commenced operations. The Company has had no substantial operations or substantial assets since inception and is considered to be in the development stage.

Due to the lack of sustaining operations from inception, the Company has generated no significant operating revenues and has incurred cumulative cash losses of approximately $1,048. Accordingly, the Company may be dependent in future periods upon its current management and/or significant stockholders to provide additional working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant stockholders to provide sufficient working capital, if necessary, to support and preserve the integrity of the corporate entity.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.	Cash and cash equivalents

The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

Cash overdraft positions may occur from time to time due to the timing of making bank deposits and releasing checks, in accordance with the Company’s cash management policies.

(2)	Organization costs

The Company has adopted the provisions of AICPA Statement of Position 98-5, “Reporting on the Costs of Start-Up Activities” whereby all organization and initial costs incurred with the incorporation and initial capitalization of the Company were charged to operations as incurred.

2DOTRADE
(a development stage company)

NOTES TO FINANCIAL STATEMENTS — CONTINUED

NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — Continued

3.	Income taxes

The Company uses the asset and liability method of accounting for income taxes. At March 31, 2001, the deferred tax asset and deferred tax liability accounts, as recorded when material to the financial statements, are entirely the result of temporary differences. Temporary differences represent differences in the recognition of assets and liabilities for tax and financial reporting purposes, primarily accumulated depreciation and amortization, allowance for doubtful accounts and vacation accruals.

As of March 31, 2001, the Company has cumulative net operating loss carryforwards totaling approximately $1,048 to offset taxable income in future periods. Due to the provisions of Internal Revenue Code Section 338, the Company may have no net operating loss carryforwards available to offset financial statement or tax return taxable income in future periods in the event of a change in control involving 50 percentage points or more of the issued and outstanding securities of the Company.

4.	Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing the net income (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of March 31, 2001, the Company has no outstanding warrants and options issued and outstanding.

NOTE C — FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

NOTE D — COMMON STOCK TRANSACTIONS

On November 3, 2000, the Company issued an aggregate 16,000,000 shares of its common stock to its founders at par value for various organizational services and expenses. This transaction was valued at approximately $16,000.

(Remainder of this page left blank intentionally)

2DOTRADE
(a development stage company)

NOTES TO FINANCIAL STATEMENTS — CONTINUED

NOTE E — INCOME TAXES

The components of income tax (benefit) expense for the period from November 3, 2000 (date of inception) through March 31 2001 are as follows:

Period from
November 3, 2000
(date of inception)
through
March 31, 2001

Federal:

Current	$—

Deferred	—

State:

Current	—

Deferred	—

Total	$—

As of March 31, 2001, the Company has a net operating loss carryforward of approximately $2,380 to offset future taxable income. Subject to current regulations, this carryforward will begin to expire in 2021. The amount and availability of the net operating loss carryforwards may be subject to limitations set forth by the Internal Revenue Code. Factors such as the number of shares ultimately issued within a three year look-back period; whether there is a deemed more than 50 percent change in control; the applicable long-term tax exempt bond rate; continuity of historical business; and subsequent income of the Company all enter into the annual computation of allowable annual utilization of the carryforwards.

The Company’s income tax expense for the period from November 3, 2000 (date of inception) through March 31, 2001 is as follows:

Period from
November 3, 2000
(date of inception)
through
March 31, 2001

Statutory rate applied to loss before income taxes	$(5,796)

Increase (decrease) in income taxes resulting from:

State income taxes	—

Effect of statutory amortization for organizational expenses	4,985

Other, including reserve for deferred tax asset	811

Income tax expense	$—

2DOTRADE
(a development stage company)

NOTES TO FINANCIAL STATEMENTS — CONTINUED

NOTE E — INCOME TAXES — Continued

Temporary differences, consisting primarily of statutory deferrals of expenses for organizational costs and statutory differences in the depreciable lives for property and equipment, between the financial statement carrying amounts and tax bases of assets and liabilities give rise to deferred tax assets and liabilities as of March 31, 2001.

Period from
November 3, 2000
(date of inception)
through
March 31, 2001

Deferred tax assets Net operating loss carryforwards	$810

Deferred recognition of organizational expenses	4,985

Less valuation allowance	(5,795)

Net Deferred Tax Asset	$—

During the period from November 3, 2000 (date of inception) through March 31, 2001, the valuation allowance increased by approximately $5,795.

NOTE F — COMMITMENTS

On November 8, 2000, the Company entered into a Commodities Trading Agreement (Agreement) with The London Diamond Guild, Ltd. (Guild) where by the Guild assigned to the Company the respective interests in 21 separate commodity contracts owned or controlled by the Guild to supply various commodities to various African countries. This transaction was accounted for as a component of the Company’s formation and issuance of stock to its founders, who are also related to or hold ownership positions in the Guild, and was charged to operations at the transaction date.

NOTE G — SUBSEQUENT EVENT

On June 16, 2001, the Company executed an Agreement and Plan of Share Exchange with 2DOTRADE, Inc. (formerly Moranzo, Inc.) (a publicly-owned Delaware corporation) (Trade-DE) whereby exchanged 16,000,000 shares of restricted, unregistered common stock for 100.0% of the issued and outstanding common stock of the Company thereby making the Company a wholly-owned subsidiary of Trade-DE.

For accounting purposes, this transaction will be accounted for as a “reverse merger”. Accordingly, the merger will be accounted for pursuant to Interpretation #39 of Accounting Principles Board Opinion # 16, “Business Combinations”, whereby the combination of entities under common control are accounted for on an “as-if-pooled” basis. The combined financial statements of the Company and Trade-DE will become the historical financial statements of the Company as of the first day of the first period presented in financial statements prepared subsequent to the merger date.

2DOTRADE, INC.
(formerly Moranzo, Inc.)

INTRODUCTION TO PROFORMA CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

On June 16, 2001, the 2DOTRADE, Inc. (Company) executed an Agreement and Plan of Share Exchange with 2DoTrade (a Nevada corporation) (Trade-NV) whereby the Company exchanged 16,000,000 shares of the Company’s restricted, unregistered common stock for 100.0% of the issued and outstanding common stock of Trade-NV, thereby making Trade-NV of the Company.

The Proforma Consolidated Balance Sheet as of March 31, 2001 and the Proforma Consolidated Statement of Operations and Comprehensive Income for the period ended March 31, 2001 present the consolidated results of continuing operations of 2DOTRADE, Inc. (a Delaware corporation) and 2DoTrade (a Nevada corporation).

The reverse merger of 2DOTRADE, Inc. (a Delaware corporation) and 2DoTrade (a Nevada corporation) is accounted for as a “reverse merger”. Accordingly, the merger will be accounted for pursuant to Interpretation #39 of Accounting Principles Board Opinion # 16, “Business Combinations”, whereby the combination of entities under common control are accounted for on an “as-if-pooled” basis. The combined financial statements of the Company and Trade-NV will become the historical financial statements of the Company as of the first day of the first period presented in financial statements prepared subsequent to the merger date.

These proforma statements include all material adjustments necessary to present proforma historical results of the above described transaction. The proforma information does not purport to be indicative of the financial position or the results of operations which would have actually been obtained if the acquisition transaction had actually been consummated on the date indicated. In addition, the proforma financial information does not purport to be indicative of the financial position or the results of operations that may be obtained in the future.

The proforma information has been prepared by 2DOTRADE, Inc. (a Delaware corporation) and all calculations have been made by the Company based on assumptions deemed appropriate in the circumstances by the Company. Certain of these assumptions are set forth under the Notes to Proforma Consolidated Financial Information.

The proforma financial information should be read in conjunction with the historical Financial Statements and Notes thereto of 2DOTRADE, Inc. (a Delaware corporation) and the historical Financial Statements and Notes thereto of 2DoTrade (a Nevada corporation).

2DOTRADE, Inc.
(formerly Moranzo, Inc.)
(a development stage company)
Proforma Consolidated Balance Sheet
March 31, 2001

(Unaudited)

	2DOTRADE, Inc.	2DoTrade
	(a Delaware	(a Nevada	Proforma	Proforma
	Corporation)	Corporation)	Adjustments	Consolidated

ASSETS

Current assets

Cash on hand and in bank	$1,451	$1	$—	$1,452

Total current assets	1,451	1	—	1,452

TOTAL ASSETS	$1,451	$1	$—	$1,452

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities

Accounts payable — trade	$—	$—	$—	$—

Total liabilities	—	—	—	—

Commitments and contingencies

Stockholders’ equity

Common stock — $0.001 par value 50,000,000 shares authorized 9,520,0000 shares issued and outstanding	9,520	—	(9,520)	—

25,520,000 shares issued and outstanding	—	—	25,520	25,520

16,000,000 shares authorized 16,000,000 shares issued and outstanding	—	16,000	(16,000)	—

Additional paid-in capital	2,380	—	1,049	3,429

Contributed capital	—	1,049	(1,049)	—

Deficit accumulated during the development stage	(10,449)	(17,048)	—	(27,497)

Total stockholders’ equity	1,451	1	—	1,452

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,451	$1	$—	$1,452

2DOTRADE, Inc.
(formerly Moranzo, Inc.)
(a development stage company)
Proforma Consolidated Statement of Operations and Comprehensive Income
Period ended March 31, 2001

(Unaudited)

	2DOTRADE, Inc.	2DoTrade
	(a Delaware	(a Nevada
	Corporation)	Corporation)

		Period from
	Year	November 3, 2000
	ended	(date of inception)
	March 31,	through	Proforma	Proforma
	2001	March 31, 2001	Adjustments	Consolidated

Net revenues	$—	$—	$—	$—

Operating expenses

General and administrative expenses	4,449	1,048	—	5,497

Organizational expenses	—	16,000	—	16,000

Total operating expenses	4,449	17,048	—	21,497

Loss from operations before income taxes	(4,449)	(17,048)	—	(21,497)

Income tax benefit (expense)	—	—	—	—

Net Loss	(4,449)	(17,048)	—	(21,497)

Other comprehensive income	—	—	—	—

Comprehensive Income (Loss)	$(4,449)	$(17,048)	$—	$(21,497)

Loss per weighted-average share of common stock outstanding computed on Net Loss - basic and fully diluted	nil	nil	nil	nil

Weighted-average number of common shares outstanding	9,520,000	16,000,000		25,520,000

2DOTRADE, INC.
(formerly Moranzo, Inc.)

NOTES TO PROFORMA CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

The Proforma Consolidated Balance Sheet as of March 31, 2001 and the Proforma Consolidated Statement of Operations and Comprehensive Income for the period ended March 31, 2001 present the consolidated results of continuing operations of 2DOTRADE, Inc. (a Delaware corporation) and 2DoTrade (a Nevada corporation).

The reverse merger of 2DOTRADE, Inc. (a Delaware corporation) and 2DoTrade (a Nevada corporation) is accounted for as a “reverse merger”. Accordingly, the merger will be accounted for pursuant to Interpretation #39 of Accounting Principles Board Opinion # 16, “Business Combinations”, whereby the combination of entities under common control are accounted for on an “as-if-pooled” basis. The combined financial statements of the Company and Trade-NV will become the historical financial statements of the Company as of the first day of the first period presented in financial statements prepared subsequent to the merger date.

The proforma information does not purport to be indicative of the financial position or the results of operations which would have actually been obtained if the acquisition transaction had actually been consummated on the date indicated. In addition, the proforma financial information does not purport to be indicative of the financial position or the results of operations that may be obtained in the future.

The proforma financial information should be read in conjunction with the historical Financial Statements and Notes thereto of 2DOTRADE, Inc. (a Delaware corporation) and the historical Financial Statements and Notes thereto of 2DoTrade (a Nevada corporation).

The Proforma Adjustment depicted on the Proforma Consolidated Financial Information is described below:

(3)	The issuance of 16,000,000 shares of 2DOTRADE, Inc. (a Delaware corporation) restricted, unregistered common stock to the shareholders of 2DoTrade (a Nevada corporation) in exchange for 100.0% of the issued and outstanding common stock of 2DoTrade (a Nevada corporation), pursuant to an Agreement and Plan of Share Exchange dated and completed June 16, 2001.